EXHIBIT 10.6
Registered # ____

                            ARTRA GROUP INCORPORATED
                        WARRANT TO PURCHASE COMMON STOCK
                                 (No Par Value)

                                                                 April 15, 1996

THIS WARRANT IS ISSUED PURSUANT TO AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OF 1933 (THE "ACT") AND QUALIFICATION PROVISIONS OF APPLICABLE STATE SECURITIES LAWS. IT CANNOT BE SOLD, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS REGISTERED PURSUANT TO THE ACT AND QUALIFIED UNDER APPLICABLE STATE LAW OR, IN THE OPINION OF COUNSEL TO MAKER, AN EXEMPTION THEREFROM IS AVAILABLE.


FOR VALUE RECEIVED, Avery J. Stone Trust (the "Holder") is entitled to purchase, subject to the provisions of this Warrant, from ARTRA GROUP Incorporated, a Pennsylvania corporation ("ARTRA" or the "Company"), at a price of $6.00 per share (the "Exercise Price") of no par common stock of the Company, ("Common Stock"), at any time from August 15, 1996 to the time of expiration of this Warrant at 5:00 p.m., Chicago, Illinois time, on April 15, 1999 (the "Expiration Date"), 20,000 shares of Common Stock, and the Holder shall be governed and bound by all of the covenants, terms and conditions contained herein. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for a share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise and as adjusted from time to time are hereinafter sometimes referred to as "Warrant Shares", and the exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price".

This Warrant is one of a series of warrants (the "Warrants"), all with the same terms and conditions as those set forth herein, which may be granted by Maker up to the aggregate number of 350,000 Warrant Shares. Each Warrant is included in a unit (the "Unit") which is part of an offering of seventy (70) Units (the "Offering") being conducted by Maker on a 50 Unit or none best efforts basis. The Offering will terminate on the sooner of the sale of all of the Units or April 25, 1996. Each Unit consists of one Warrant and one 12% Secured Promissory
Note in the principal amount of one hundred thousand ($100,000.00) Dollars. Accordingly, in connection with the acquisition of this Warrant, the Holder has also received the Note.

         1. Exercise of Warrant. This Warrant may be exercised in whole or in part at any time on or before the above-stated time of expiration of this Warrant, or if such day is a day on which banking institutions are authorized by law to close in Chicago, Illinois, then on the next succeeding business day, by presentation and surrender hereof to the Company at its office at 500 Central Avenue, Northfield, Illinois, with the purchase form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of shares of Common Stock specified in such form. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder to purchase the balance of the Warrant Shares purchasable hereunder. Upon receipt by the Company of this Warrant at its office in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder.

         2. Reservation of Shares, Fractional Shares.

         (a) ARTRA hereby agrees that at all times it shall reserve for issue and delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issue and delivery upon exercise of this Warrant.

         (b) No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon exercise hereof, ARTRA shall pay to the Holder an amount in cash equal to such fraction multiplied by the then current market value of a share of Common Stock, determined as follows:


              (i)If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange the current value shall be the last reported sale price of the Common Stock on such exchange on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange; or

              (ii) If the Common Stock is not listed or admitted to unlisted trading privileges the current value shall be the mean of the last reported bid and ask prices reported by the National Quotation Bureau, Inc., on the last business day prior to the date of the exercise of this Warrant; or

              (iii) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and ask prices are not so reported, the current value shall be an amount, not less than book value, determined in such reasonable manner as may be prescribed by the Board of Directors of the ARTRA.

         3. Exchange, Assignment, or Loss of Warrant. This Warrant is exchangeable, without expense to the Holder, at the option of the Holder, upon presentation and surrender hereof to the ARTRA for other Warrants of different denominations entitling the Holder hereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Any such exchange shall be made by surrender of this Warrant to ARTRA or at the office of its agent, if any, with the assignment form annexed duly executed. Subject to compliance with the provisions of applicable law, ARTRA, without charge to the Holder, shall execute and deliver a new Warrant in the name of any assignee named in such instrument or assignment, and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation hereof at the office of ARTRA or at the office of its agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt by ARTRA of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, ARTRA will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of ARTRA whether or not this Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

         4. Rights of the Holder. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of ARTRA. No provision of this Warrant, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the warrant purchase price or as a stockholder of ARTRA, whether such liability is asserted by ARTRA or by creditors of ARTRA. The rights of the Holder are limited to those expressed in this Warrant and are not enforceable against ARTRA except to the extent set forth herein.

         5. Stock Dividends; Reclassification, Reorganization, Anti-Dilution Provisions, etc. This Warrant is subject to the following further provisions:

                  (a) In case, prior to the expiration of this Warrant by exercise or by its terms, ARTRA shall issue any shares of Common Stock as a stock dividend or subdivide the number of outstanding shares of Common Stock into a greater number of shares, then in either of such cases, the Exercise Price per share of the Warrant Shares purchasable pursuant to this Warrant in effect at the time of such action shall be proportionately reduced, and the number of Warrant Shares at that time purchasable pursuant to this Warrant shall be proportionately increased; and conversely, in the event ARTRA shall contract the number of outstanding shares of Common Stock by combining such shares into a smaller number of shares, then, in such case, the Exercise Price per share of the Warrant Shares purchasable pursuant to this Warrant in effect at the time of such action shall be proportionately increased, and the number of Warrant Shares at the time purchasable pursuant to this Warrant shall be proportionally decreased. Any dividend paid or distributed upon the Common Stock in stock of any other class or securities convertible into shares of Common Stock shall be treated as a dividend paid in Common Stock to the extent that shares of Common Stock are issuable upon the conversion thereof.

                  (b) In case, prior to the expiration of this Warrant by exercise or by its terms, ARTRA shall be recapitalized by reclassifying its

Common Stock into stock without par value, or the Company or a successor corporation shall consolidate or merge with or convey all or substantially all of its or of any successor corporation's property and assets to any other corporation or corporations (any such corporation being included within the meaning of the term "successor corporation" in the event of any consolidation or merger of any such corporation with, or the sale of all or substantially all of the property of any such corporation to another corporation or corporations), in exchange for stock or securities of a successor corporation, the Holder of this Warrant shall thereafter have the right to purchase, upon the terms and conditions and during the time specified in this Warrant, in lieu of the Warrant Shares theretofore purchasable upon the exercise of this Warrant, the kind and number of shares of stock and other securities receivable upon such recapitalization or consolidation, merger or conveyance by a holder of the number of shares of Common Stock which the Holder of this Warrant might have purchased immediately prior to such recapitalization or consolidation, merger or conveyance.

                  (c) Upon the occurrence of each event requiring an adjustment of the Exercise Price and of the number of Warrant Shares purchasable pursuant to this Warrant in accordance with and as required by, the terms of subdivision
(a) of this Section 5, ARTRA shall compute the adjusted Exercise Price and the adjusted number of Warrant Shares purchasable at such adjusted Exercise Price by reason of such event in accordance with the provisions of subdivision (a) and shall prepare an officer's certificate setting forth such adjusted Exercise Price and the adjusted number of Warrant Shares and showing in detail the facts upon which such conclusions are based. ARTRA shall forthwith mail a copy of such certificate to each Holder of this Warrant at the Holder's address shown in the Company's Warrant Registry, and thereafter such certificate shall be conclusive and binding upon such Holder unless contested by such Holder by written notice to ARTRA ten (10) days after receipt of the certificate.

                  (d) In case the Company shall at any time after the date hereof issue or sell any shares of Common Stock, including shares held in the Company's treasury and shares of Common Stock issued upon the exercise of any options, rights or warrants to subscribe for shares of Common Stock and shares of Common Stock issued upon the direct or indirect conversion or exchange of securities for shares of Common Stock, for a consideration per share less than the "Market Price" (as defined hereafter) per share of Common Stock, then forthwith upon such issuance or sale, the Exercise Price shall (until another such issuance or sale) be reduced to the price (calculated to the nearest full cent) equal to the quotient derived by dividing (A) an amount equal to the sum of (X) the product of (a) the total number of shares of Common Stock outstanding immediately prior to such issuance or sale, multiplied by (b) per share of Common Stock on the date immediately prior to the issuance or sale of such shares, plus, (Y) the aggregate of the amount of all consideration, if any, received by the Company upon such issuance or sale, by (B) the total number of shares of Common Stock outstanding immediately after such issuance or sale; provided, however, that in no event shall the Exercise Price adjusted pursuant to this computation to an amount in excess of the Exercise Price in effect immediately prior to such computation.

         For the purposes of any  computation to be made in accordance with this
Section 5(d), the following provisions shall be applicable:

                  (i)The number of shares of Common Stock, at any time outstanding shall include the aggregate number of shares issued or issuable upon the exercise of outstanding options, rights, warrants and upon the conversion or exchange of outstanding convertible or exchangeable securities.

                  (ii)As used herein, the phrase "Market Price" at any date shall be deemed to be the last reported sale price, or, in case no such reported sale takes place on such day, the average of the last reported sale prices for the last three trading days, in either case as officially reported by the principal securities exchange on which the Common Stock is listed.

                  (e) In case the Company shall at any time after the date hereof issue options, rights or warrants to subscribe for shares of Common Stock, or issue any securities convertible into or exchangeable for shares of Common Stock, for a consideration per share less than the Market Price, in effect immediately prior to the issuance of such options, rights or warrants, or such convertible or exchangeable securities, as the case may be, then forthwith upon such issuance or sale, the Exercise Price shall be reduced to a price determined by making a computation in accordance with the provisions of Section 5(d) hereof, adapted as follows:

                  (i)the aggregate consideration received by the Company for the issue of such options, rights, warrants or securities equal to the minimum purchase price per share provided for in the options, rights, warrants or securities at the time of issuance, plus the consideration, if any, received by the Company for the options, rights or warrants.

                  (ii)the total number of shares of Common Stock outstanding immediately after the issuance of such options, rights, warrants or securities shall be deemed to include the aggregate number of shares issued or issuable upon the exercise of such options, right or warrants, or the conversion or exchange of such securities.

                  (f) In case:


                  (i) ARTRA shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or any other distribution in respect of the Common Stock (including cash) pursuant to, without limitation, any spin-off, split-off or distribution of ARTRA's assets; or


                  (ii) ARTRA shall take a record of the holders of its Common Stock for the purpose of entitling them to subscribe for or purchase any shares of stock of any class or to receive any other rights; or

                  (iii) of a classification, reclassification or other reorganization of the capital stock of ARTRA, consolidation or merger of ARTRA with or into another corporation or conveyance of all or substantially all of the assets of ARTRA; or


                  (iv) of the voluntary or involuntary dissolution, liquidation or winding up of ARTRA,

then, and in any such case, ARTRA shall mail to the Holder of this Warrant at the Holder's address shown in ARTRA's Warrant Registry a notice stating the date or expected date (the "Record Date") on which a record is to be taken for the purpose of such dividend, distribution or rights, on which such classification, reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place, as the case may be. Such notice shall then specify the date or expected date, if any is to be fixed, as of which holders of Common Stock of record shall be entitled to participate in said dividend, distribution or rights, or shall be entitled to exchange shares of Common Stock for securities or other property deliverable upon such liquidation or winding up, as the case may be. Such notice shall be provided at least fifteen (15) days prior to the Record Date.

                  (g) In case ARTRA at any time while this Warrant shall remain unexpired and unexercised shall dissolve, liquidate or wind up its affairs, the Holder of this Warrant may receive, upon exercise hereof prior to the Record Date, in lieu of each share of Common Stock of ARTRA which it would have been entitled to receive, the same number of any securities or assets as may be issuable, distributable or payable upon any such dissolution, liquidation or winding up with respect to each share of Common Stock of ARTRA.

                  (h) In case ARTRA, at any time while this Warrant (or a portion hereof) remains unexpired and unexercised, l declares a dividend or distribution on its common stock payable in shares of common stock of COMFORCE Corporation (the "COMFORCE Common"), ARTRA shall set aside, for a period of time up to the Expiration Date, the number of shares of COMFORCE Common such Holder would have been entitled to receive if such Holder had been a common stockholder of ARTRA as of the Record Date of such dividend or distribution, and such Holder shall be entitled to receive such set-aside shares of the COMFORCE Common upon his due exercise of this Warrant.


         6."Put" Right of Holder. ARTRA agrees that the Holder shall have the option to sell his unexercised purchase rights under this Warrant to ARTRA, at any time and from time to time from April 15, 1997 to October 15, 1997. The repurchase price to be paid by ARTRA shall be based on a price of $2.00 per share. The number of purchase rights to be purchased by ARTRA under this "put" option and the repurchase price therefor are subject to the adjustments set forth in Section 5 hereof.

         7.Restriction on Transferability. (a) This Warrant and the shares of ARTRA issuable upon the exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the "Act"). By acceptance hereof, the Holder covenants, agrees and represents that:

                  (i) This Warrant has been acquired for, and such shares, if acquired upon the exercise of this Warrant, shall be acquired for, investment and may not be sold, offered for sale, pledged, hypothecated or otherwise transferred, in the absence of an effective registration statement for such securities under the Act or an opinion of counsel reasonably satisfactory to ARTRA to the effect that registration is not required under the Act, and the Holder has the capacity to protect his interests in connection with the purchase of this Warrant.


                  (ii) The Holder has had the opportunity to ask questions and receive answers from ARTRA about the ARTRA's business and the purchase by him of these securities, and he has been given the opportunity to make any inquiries that he may desire of any personnel of ARTRA concerning the proposed operation of ARTRA and has been furnished with all of the information he has requested. No advertisement has been used in connection with the offer or sale of this Warrant to the Holder.


                  (iii) The Holder will not offer, sell, transfer, mortgage, assign or otherwise dispose of this Warrant or the shares of Common Stock issuable upon the exercise of this Warrant except pursuant to a registration statement under the Act and qualification under applicable state securities laws or pursuant to an opinion of counsel reasonably satisfactory to ARTRA that such registration and qualification are not required, and that the transaction (if it involves a sale in the over-the-counter market or on a securities exchange) does not violate any provision of the Act. The Holder understands that a stop-transfer order will be placed on the books of ARTRA respecting this Warrant and any certificates representing the shares of Common Stock issuable upon the exercise of this Warrant and that this Warrant and any such certificates shall bear a restrictive legend and a stop transfer order shall be placed with the transfer agent prohibiting any such transfer until such time as the securities represented by such certificates shall have been registered under the Act or shall have been transferred in accordance with an opinion of counsel reasonably satisfactory to ARTRA that such registration is not required; and


                  (iv) The Holder understands that he must hold the shares issuable upon the exercise of this Warrant indefinitely unless they are registered under the Act or an exemption from registration becomes available. Although ARTRA files reports pursuant to the Securities Act of 1934 and accordingly makes available to the public the information required by Rule 144, nothing contained in this Warrant shall require ARTRA to continue to make available to the public such information.

                  (b) Each certificate for the shares issued upon the exercise of the Warrant shall bear a legend in substantially the following form:

                  "The shares represented by this Certificate have been acquired for investment and have not been registered under the Securities Act of 1933, as amended (the "Act") and may not be sold, offered for sale, pledged, hypothecated or otherwise transferred except pursuant to a registration statement under the Act or an exemption from registration under the Act or the rules and regulations thereunder."

         8.Registration  of  Warrant  Shares  for  Distribution.   ARTRA  hereby
covenants and agrees with the Holder that the Holders of a majority of the Warrants will have the right, as of the date hereof through the Expiration Date, to, on one occasion only, to demand that ARTRA register the Warrants and the Warrant Shares with the Securities and Exchange Commission (the "SEC"). Furthermore, ARTRA hereby covenants and agrees with the Holder that if, at any time before the time this Warrant expires, ARTRA proposes to file with the SEC on its own behalf and/or on behalf of any of the holders of its Common Stock, a Registration Statement under the Act, on any form permitting the resale of Warrant Shares under a "shelf registration" or on any other form for the general registration of the Common Stock of ARTRA for cash, then ARTRA shall give notice to the Holder, at least 20 days before the filing, with the SEC, of such proposed Registration Statement. The notice shall offer to include in such filing, to the extent then permissible under the Act, all of the Warrant Shares on behalf of Holders of such shares. The Holder shall then have a period of up to 10 days after the date of the mailing of such notice by ARTRA within which to advise ARTRA of his election to include all or any part of his Warrant Shares in such Registration Statement, setting forth the number of Warrant Shares for which registration is being requested. ARTRA shall thereupon include in such filing, subject to the limitation hereinafter referred to, such Warrant Shares proposed to be offered for sale and shall use its best efforts to effect registration under the Act of such Warrant Shares. The Holder may elect to include Warrant Shares in such Registration Statement which have not yet been acquired by exercise of the Warrants, provided, however, that in such event, the Holder shall exercise the Warrants with respect to such shares, and shall pay the Exercise Price of such Warrant Shares in the manner provided in Section 1 hereof, prior to any sale of such shares.

The right of the Holder to include such Warrant Shares in a Registration Statement provided for herein shall be subject to the following conditions:

                  (a)  ARTRA,   in  its  sole   discretion,   shall  select  the
underwriter or underwriters, if any, who are to undertake the sale and distribution of the Warrant Shares to be included in a Registration Statement filed under the provisions of this Section 7; and

                  (b) ARTRA shall have the right to require, in any offering to be made solely, or in part, for its own account, that the Holder delay any offering of Warrant Shares to be included on behalf of the Holder for a period of ninety (90) days after the first effective date of such Registration Statement, upon ARTRA first having delivered to the Holder the written opinion of its underwriter to the effect that the inclusion of such securities in the Registration Statement may have an adverse effect on the marketing of such offering; provided, however, that in the event of such delay, ARTRA shall maintain the effectiveness of the Registration Statement, for which purpose ARTRA shall prepare and file such amendments and supplements to the Registration Statement and Prospectus used in connection therewith as may be necessary to keep the Registration Statement effective for a period of ninety (90) days after the effective date of the post-effective amendment pursuant to which the Holder is entitled to sell the Warrant Shares.

         The Holder agrees to cooperate with ARTRA in the preparation and filing of any Registration Statement hereunder and shall promptly provide to ARTRA such information as it may reasonably request to enable it to comply with any applicable law or regulation to facilitate the preparation of the Registration Statement. ARTRA shall bear the legal, accounting and printing expenses in connection with the preparation and filing of any Registration Statement provided herein, together with all other expenses incidental thereto, except (i) the expense of the underwriter or underwriters selected by the Holder (if other than the underwriters selected by ARTRA), (ii) the legal fees and expenses of the Holder's counsel, (iii) brokerage commissions and transfer taxes, if any, in connection with the sale or distribution of the Shares by the Holder; and (iv) the expense of registering, or obtaining (or determining the availability of) an exemption from the registration of shares of ARTRA's Common Stock for sale in any state or other jurisdiction other than New York, California, Illinois or such other jurisdiction in which ARTRA registers Shares or obtains an exemption from registration at the request of another holder or other holders of warrants, provided that, if the Holder and another holder or other holders of warrants each request that ARTRA register Shares or obtain an exemption in such other jurisdiction, the expense thereof may be allocated on an equitable basis between or among the Holder and such other holder or holders who make such request.

         ARTRA shall furnish to the Holder, without charge, a copy of the Registration Statement and of each amendment and supplement thereto, including all financial statements and exhibits, and such number of conformed copies of the Registration Statement and of each amendment thereto, including all financial statements, but excluding exhibits, as the Holder may reasonably request.

         ARTRA  shall  furnish  to the  Holder,  as soon as  possible  after the effective date of such Registration Statement or post-effective Amendment thereto and thereafter, from time to time, during the period or ninety (90) days, as many copies of the prospectus (and of any amended or supplemental prospectus) as the Holder may reasonably request. If, during such period, any event occurs as a result of which the prospectus, as then amended or supplemented, would include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading, or it shall be necessary to amend or supplement the prospectus to comply with the law or with the rules and regulations promulgated by the SEC, ARTRA shall forthwith notify the Holder thereof and at the request of Holder, prepare and furnish to the Holder, in such quantity as the Holder may reasonably request, an amendment or supplement which shall correct such statement or omission or cause the prospectus to comply with the law and with said rules and regulations.

         ARTRA shall use its best efforts to cause such Registration Statement to become effective and shall promptly advise the Holder (i) when such Registration Statement, or any post-effective amendment thereto, shall have become effective, and when any amendment of, or supplement to, the prospectus is filed with the SEC, (ii) when the SEC shall make a request or suggestion for any amendment to such Registration Statement or the prospectus or for additional information and by the nature and substance thereof, and (iii) of the issuance by the SEC of a stop order suspending the effectiveness of such Registration Statement or the suspension of the order suspending the effectiveness of such Registration Statement or the suspension of the qualification of ARTRA's shares for sale in any jurisdiction, or of the initiation or threatening of any proceedings for that purpose, and shall use its best efforts to prevent the issuance of any such stop orders, or, if such order shall be issued, to obtain the withdrawal thereof.

         ARTRA, when and as requested by the Holder, shall take all action necessary to permit the offering of the Warrant Shares as contemplated hereby under the securities laws of such states as the Holder shall designate at the sole expense of the Holder (except that ARTRA shall pay all costs for Illinois, New York and California); provided, however, that ARTRA shall not be required to qualify as a foreign corporation or to file a consent to service of process in any state in which it is not then so qualified or in which it has not then filed such consent notwithstanding the Holder's agreement to pay the costs thereof.

         Except as set forth below, ARTRA, on the one hand, and the Holder, on the other hand, shall each indemnify and hold harmless the other and any officer, director, employee, agent or attorney thereof from and against any losses, claims, actions, damages or liabilities to which the other may become subject, under the Act or any State Act (as hereinafter defined) or otherwise, insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, or any Prospectus, whether final or preliminary, forming a part thereof, or any amendment or supplement thereto, or any blue sky application or other document filed in any state or other jurisdiction in order to qualify any shares for offer or sale under the laws of any such state or other jurisdiction ("State Act") (all of the foregoing referred to herein as "Registration Material"), or the omission or alleged omission of any material fact required to be stated therein or necessary to make the statements therein not misleading, or in breach, or non-compliance with, any duty of disclosure imposed upon such party under the Act or any State Act in connection with such Registration Material; provided, however, that the Holder's obligation to indemnify ARTRA and any officer, director, employee, agent or attorney thereof shall be limited to any losses, claims, actions, damages or liabilities which are based on written information supplied to ARTRA by the Holder (or the failure of the Holder to supply material information requested by ARTRA) specifically for inclusion in the Registration Material, and ARTRA's obligation to indemnify the Holder shall be discharged to the extent of the foregoing.

         The Holder further agrees to indemnify and hold harmless ARTRA and any officer, director, employee, agent or attorney thereof from and against any losses, claims, damages, fines, penalties, costs, expenses or liabilities arising out of or based on the offer or sale or alleged offer or sale by the Holder of any shares in, or to any person residing in any state in which the shares have not been qualified for offer or sale, or otherwise in violation of the Act or any State Act or of the terms and conditions of this Warrant.

         Promptly after receipt by an indemnified party of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof may be made against any indemnifying party pursuant to this Agreement, notify each indemnifying party in writing of the commencement thereof; and the omission so to notify each indemnifying party will relieve such party from any liability pursuant to this Agreement as to the particular item for which indemnification is then being sought. In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel who shall be reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. An indemnifying party shall not be liable to any indemnified party on account of any settlement of any claim or action effected without the consent of an indemnifying party.

         The Holder shall execute and deliver to the underwriter or underwriters an indemnification agreement in such form as may reasonably be requested and refusal of a Holder to comply with this obligation shall nullify ARTRA's obligation to register the Warrant shares. The inclusion of the Warrant Shares in any Registration Statement shall not be required if counsel of ARTRA shall render an opinion, in writing, that all of the Holder's Warrant Shares, proposed to be included in such Registration Statement, may be publicly distributed by the Holder without registration under the Act in which case the restrictive legend and stop transfer shall be removed.


         9. Registration on the Books of ARTRA. ARTRA shall keep, or cause to be kept, at its office at 500 Central Avenue, Northfield, Illinois, a register in which ARTRA shall register this Warrant. No transfer of this Warrant shall be valid unless made at such office and noted on the Warrant register upon satisfaction of all conditions for transfer. When presented for transfer or payment, this Warrant shall be accompanied by a written instrument or instruments of transfer or surrender, in form satisfactory to ARTRA, duly executed by the registered Holder or by his duly authorized attorney. ARTRA may deem and treat the registered Holder hereof as the absolute owner of this Warrant for all purposes, and ARTRA shall not be affected by any notice to the contrary.


         10. Governing Law. This Warrant has been executed and delivered in the State of Illinois and shall be construed in accordance with the internal laws of the State of Illinois, and not its conflict of laws provisions.

                                      * * *

          IN WITNESS WHEREOF, ARTRA has caused this Warrant to be executed by its duly authorized officer.


ARTRA GROUP Incorporated


By:     __________________________

Title:  __________________________



Agreed to and accepted.

HOLDER

 __________________________
Name:
Date:

                                 ASSIGNMENT FORM




FOR  VALUE  RECEIVED   _________________________________________  hereby  sells,
assigns and transfers unto


Name_____________________________________________________________
          (Please typewrite or print in block letters)


Address__________________________________________________________  the  right to purchase Common Stock, represented by this Warrant, to the extent of ______________ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint _____________________________ attorney, to transfer the same on the books of ARTRA with full power of substitution in the premises.




Signature__________________________


Date:__________________, 19__




THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY ONLY BE SOLD OR TRANSFERRED PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR, AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT, PROVIDED THAT IN THE EVENT THAT ANY RESALE OF THIS SECURITY IS MADE PURSUANT TO SUCH AN EXEMPTION AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS LEGAL COUNSEL, WILL BE PROVIDED TO THE EFFECT THAT SUCH TRANSFER IS MADE PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933.

                                  PURCHASE FORM






Dated_________________, 19__



The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing __________ shares of Common Stock and hereby makes payment of $__________ in payment of the exercise price thereof.


                             -----------------------

                     INSTRUCTIONS FOR REGISTRATION OF STOCK


Name_____________________________________________________________
           (Please typewrite or print in block letters)


Address__________________________________________________________


Social Security or other Taxpayer Identification Number__________



Signature_______________________________




THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY ONLY BE SOLD OR TRANSFERRED PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR, AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT, PROVIDED THAT IN THE EVENT THAT ANY RESALE OF THIS SECURITY IS MADE PURSUANT TO SUCH AN EXEMPTION AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS LEGAL COUNSEL, WILL BE PROVIDED TO THE EFFECT THAT SUCH TRANSFER IS MADE PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933.